                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant           [X]
Filed by a Party other than the
Registrant                        [_]

Check the appropriate box:

[_]Preliminary Proxy Statement
[_]Confidential, for Use of the Commission Only (as permitted by Rule
   14a-6(e)(2))
[X]Definitive Proxy Statement
[_]Definitive Additional Materials
[_]Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             RF MONOLITHICS, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                SAM L. DENSMORE
    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box)

[_]$125 per Exchange Act Rules o-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[X]No fee required.
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1. Title of each class of securities to which transaction applies:

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  2. Aggregate number of securities to which transaction applies:

   --------------------------------------------------------------------------

  3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   --------------------------------------------------------------------------

  4. Proposed maximum aggregate value of transaction:

   --------------------------------------------------------------------------

  5. Total fee paid:

   --------------------------------------------------------------------------

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1. Amount Previously Paid:

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  2. Form, Schedule or Registration Statement No.:

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  3. Filing Party:

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  4. Date Filed:

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

                             RF MONOLITHICS, INC.

                                4347 SIGMA ROAD
                              DALLAS, TEXAS 75244

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                   TO BE HELD ON WEDNESDAY, JANUARY 14, 1998

TO THE STOCKHOLDERS OF RF MONOLITHICS, INC.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of RF MONOLITHICS, INC., a Delaware corporation (the "Company"), will be held on Wednesday, January 14, 1998 at 9:00 a.m., local time, at The Westin Galleria Dallas, 13340 Dallas Parkway, Dallas, Texas 75240 for the following purpose:

  1. To elect directors to serve for the ensuing year and until their successors are elected.

  2. To approve the Company's amendment and restatement of the Amended and Restated 1982 Stock Option Plan as the 1997 Equity Incentive Plan and to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 325,000 shares.

  3. To approve the Company's 1994 Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 175,000 shares.

  4. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for its fiscal year ending August 31, 1998.

  5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  The Board of Directors has fixed the close of business on December 4, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ James P. Farley

                                          James P. Farley
                                          Secretary

Dallas, Texas
December 12, 1997

   ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                             RF MONOLITHICS, INC.

                                4347 SIGMA ROAD
                              DALLAS, TEXAS 75244

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS

                               JANUARY 14, 1998

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed proxy is solicited on behalf of the Board of Directors of RF Monolithics, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Wednesday, January 14, 1998, at 9:00 a.m., local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at The Westin Galleria Dallas, 13340 Dallas Parkway, Dallas, TX 75240. The Company intends to mail this proxy statement and accompanying proxy card on or about Friday, December 12, 1997, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

  The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

  Only holders of record of Common Stock at the close of business on December 4, 1997 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on December 4, 1997 the Company had outstanding and entitled to vote 5,507,604 shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

  All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

  Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 4347 Sigma Road, Dallas, Texas 75244, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

  Proposals of stockholders that are intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company not later than September 16, 1998 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  There are six nominees for the seven Board positions presently authorized in the Company's By-laws. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, four directors having been elected by the stockholders, and two directors, Michael
R. Bernique and Matthew J. Desch, having been elected by the Board.

  Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

  Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

                       THE BOARD OF DIRECTORS RECOMMENDS
                    A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

  The names of the nominees and certain information about them are set forth below:

                                   PRINCIPAL OCCUPATION/
NAME                           AGE POSITION HELD WITH THE COMPANY
----                           --- ------------------------------
Sam L. Densmore...............  56 President and Chief Executive Officer
Michael R. Bernique...........  53 Retired, formerly President of Satellite Data
                                   Networks Group of Next Level Systems, Inc.
Cornelius C. Bond, Jr.........  64 Retired, formerly General Partner, New
                                   Enterprise Associates
Dean C. Campbell..............  47 Managing General Partner, Campbell Venture
                                   Management
Matthew J. Desch..............  39 President, Nortel Wireless Networks
Francis J. Hughes, Jr.........  47 General Partner, American Research and
                                   Development

  SAM L. DENSMORE joined the Company as Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary in October 1993. Mr. Densmore became a director of the Company in June 1994. In July 1996, Mr. Densmore was elected to the positions of President and Chief Executive Officer. In 1991, Mr. Densmore founded the IBC Group, a private consulting company, and served as its President from January 1991 to September 1993. From 1984 to January 1990, Mr. Densmore was employed at Recognition International, Inc., a document image processing company. During that period, Mr. Densmore served as Senior Vice President, Treasurer and Chief Financial Officer from October 1989 to December 1990 and Vice President of Corporate Development from 1984 to 1989. He is also a director of XeTel Corporation, a provider of advanced design, prototype and manufacturing services in the telecommunications, networking and computer industries. Mr. Densmore is a Certified Public Accountant.

  MICHAEL R. BERNIQUE has served on the Company's Board of Directors since October 1997. In 1997, Mr. Bernique retired from Next Level Systems, Inc., a telecommunications company, where he had served as President of Satellite Data Networks Group since 1996. From 1993 to 1995, Mr. Bernique served as Sr. Vice President, North American Sales and Service at DSC Communications ("DSC"), a telecommunications company, and from 1992 to 1993 he served as Vice President and General Manager, Transmission Products Division of DSC.

  CORNELIUS C. BOND, JR. has served on the Company's Board of Directors since November 1992. From 1982 to 1997, he was a general partner of various New Enterprise Associates venture capital funds. Mr. Bond is Chairman of the Board of Metricom, Inc., a digital wireless communications company, and a director of Spectranetics, Inc., a medical device company.

  DEAN C. CAMPBELL has served on the Company's Board of Directors since May 1989. Since 1982, Mr. Campbell has been the Managing General Partner of Campbell Venture Management, a venture capital fund. Mr. Campbell serves as a director of Telco Systems, Inc., a manufacturer of telecommunications devices, and Texas Microsystems, Inc., a manufacturer of computer systems.

  MATTHEW J. DESCH has served on the Company's Board of Directors since October 1997. Since 1996, Mr. Desch has been President of Nortel Wireless Networks, a global division of Nortel (Northern Telecom), a digital network solutions company. From 1991 to 1996, Mr. Desch served as Group President and General Manager at Nortel Wireless Networks.

  FRANCIS J. HUGHES, JR. has served on the Company's Board of Directors since 1983. Mr. Hughes joined American Research and Development, a private venture capital firm, in January 1982, became Chief Operating Officer in November 1990 and President in June 1992. He has been a general partner of three American Research and Development venture capital funds, as well as a general partner of Hospitality Technology Funds, L.P. He is also a general partner of Egan-Managed Capital, a venture capital firm. Mr. Hughes also serves as a director of Ceramic Process Systems Corporation, a manufacturer of advanced metal-matrix composites and ceramic components, and as Chairman of the Board of Texas Microsystems, Inc.

BOARD COMMITTEES AND MEETINGS

  During the fiscal year ended August 31, 1997 the Board of Directors held eight meetings. The Board has an Audit Committee and a Compensation Committee.

  The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of two non-employee directors: Messrs. Campbell and Hughes. It met once during such fiscal year, although not as an individual committee, but rather as part of a regular meeting of the Board of Directors.

  The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of three non-employee directors: Messrs. Bond, Campbell and Hughes. It met once during such fiscal year.

  During the fiscal year ended August 31, 1997, all Board members attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

                                  PROPOSAL 2

                    APPROVAL OF 1997 EQUITY INCENTIVE PLAN
           (AMENDMENT AND RESTATEMENT OF THE 1982 STOCK OPTION PLAN)

  In 1982, the Board of Directors adopted, and the stockholders subsequently approved, the Company's Amended and Restated 1982 Stock Option Plan (the "1982 Plan"). As a result of a series of amendments, there are 650,000 shares of the Company's Common Stock authorized for issuance under the 1982 Plan.

  In November 1997, options (net of canceled or expired options) covering an aggregate of 559,443 shares of the Company's Common Stock had been granted under the 1982 Plan, and only 90,557 shares (plus any shares that might in the future be returned to the plans as a result of cancellations or expiration of options) remained available for future grant under the 1982 Plan.

  In October 1997, the Board amended and restated the 1982 Plan as the 1997 Equity Incentive Plan (the "Incentive Plan"), subject to stockholder approval, to enhance the flexibility of the Board and the Compensation Committee in granting stock awards to the Company's employees, directors and consultants. The amendment also increases the number of shares authorized for issuance under the 1982 Plan from a total of 650,000 shares to 975,000 shares (an increase of 325,000 shares). The Board adopted this amendment to ensure that the Company can continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation Committee.

  During the last fiscal year, under the 1982 Plan, the Company granted to all current executive officers as a group options to purchase 82,500 shares at exercise prices of $8.125 to $10.50 per share and all employees (excluding executive officers) as a group options to purchase 133,000 shares at exercise prices of $8.125 to $22.25 per share.

  Stockholders are requested in this Proposal 2 to approve the Incentive Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Incentive Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE IN FAVOR OF PROPOSAL 2.

  The essential features of the Incentive Plan are outlined below:

GENERAL

  The Incentive Plan provides for the grant or issuance of incentive stock options to employees and nonstatutory stock options, restricted stock purchase awards, and stock bonuses to consultants, employees and directors. To date only incentive stock options and nonstatutory stock options have been awarded under the Incentive Plan. Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various awards included in the Incentive Plan.

PURPOSE

  The Incentive Plan provides a means by which selected employees and directors of, and consultants to, the Company, and its affiliates, may be given an opportunity to purchase Common Stock of the Company. The Company, by means of the Incentive Plan, seeks to retain the services of persons who are now employees of or consultants to the Company or its affiliates, to secure and retain the services of new employees and consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

FORMS OF BENEFIT

  The Incentive Plan provides for incentive stock options, nonstatutory stock options, restricted stock purchase awards, stock bonuses (collectively "Stock Awards").

ADMINISTRATION

  The Incentive Plan is administered by the Board unless and until the Board delegates administration to a committee composed of not fewer than two Board members, all of the members of which committee must be non-employee directors (unless the Board expressly declares that such requirement shall not apply) and may also be, in the discretion of the Board, outside directors. If administration has been delegated to a committee, the committee will have, in connection with the administration of the Incentive Plan, the powers possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Incentive Plan, as may be adopted from time to time by the Board. The Board or committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and/or who are either (i) not then employees covered by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and are not expected to be covered by Section 162(m) of the Code at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code. The Board may abolish such committee at any time and revest in the Board the administration of the Incentive Plan. The Board has delegated the administration of the Incentive Plan to the Compensation Committee.

  The Board has the power to determine from time to time which of the persons eligible under the Incentive Plan shall be granted awards, the type of awards to be granted, when and how each award shall be granted, to construe and interpret the Incentive Plan and awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board may correct any defect in the Incentive Plan or in any award agreement to make the Incentive Plan fully effective.

SHARES SUBJECT TO THE PLAN

  The Common Stock that may be sold pursuant to awards under the Incentive Plan shall not exceed in the aggregate 975,000 shares of the Company's Common Stock. If any award expires or terminates, in whole or in part, without having been exercised in full, the stock not purchased under such award will revert to and again become available for issuance under the Incentive Plan. The Common Stock subject to the Incentive Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

ELIGIBILITY

  Incentive stock options may be granted only to employees. Nonstatutory stock options, restricted stock purchase awards, and stock bonuses may be granted only to employees, directors or consultants.

  No person is eligible for the grant of an incentive stock option if, at the time of grant, such person owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless the exercise price of such option is at least one hundred ten percent (110%) of the fair market value of such Common Stock subject to the option at the date of grant and the option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the fair market value of Common Stock subject to the award at date of grant. Once the Company becomes subject to Section 162(m) of the Code (which limits the Company's deduction for compensation in excess of $1 million per year for certain executives) following the transition period for newly public companies, no person shall be eligible to be granted options covering more than two hundred fifty thousand (250,000) shares of the Company's Common Stock in any calendar year.

TERM AND TERMINATION

  No option is exercisable after the expiration of ten (10) years from the date it was granted.

  In the event an optionee's continuous status as an employee, director or consultant is terminated, the optionee may exercise his or her option (to the extent that the optionee was entitled to exercise it at the time of termination) but generally only within the earlier of (i) the date three (3) months after the termination of the optionee's continuous status as an employee, director or consultant, or (ii) the expiration of the term of the option as set forth in the option agreement.

  An optionee's option agreement may also provide that if the exercise of the option following the termination of the optionee's continuous status as an employee, director, or consultant would result in liability under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), then the option shall terminate on the earlier of (i) the expiration of the term of the option set forth in the option agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under
Section 16(b) of the Exchange Act. Finally, an optionee's option agreement may also provide that if the exercise of the option following the termination of the optionee's continuous status as an employee, director or consultant would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act of 1933, then the option shall terminate on the earlier of (i) the expiration of the term of the option as set forth in the immediately preceding paragraph, or (ii) the expiration of a period of three (3) months after the termination of the optionee's continuous status as an employee, director or consultant during which the exercise of the option would not be in violation of such registration requirements.

  In the event an optionee's continuous status as an employee, director or consultant terminates as a result of the optionee's death or disability, the optionee (or such optionee's estate, heirs or beneficiaries) may exercise his or her option, but only within the period ending on the earlier of (i) twelve
(12) months following such termination (or such longer or shorter period as specified in the option agreement) or (ii) the expiration of the term of the option as set forth in the option agreement.

  In the event a stock bonus or restricted stock recipient's continuous status as an employee, director or consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

EXERCISE PRICE

  The exercise price of each incentive stock option will not be less than one hundred percent (100%) of the fair market value of the Company's Common Stock on the date of grant. The exercise price of each nonstatutory stock option will not be less than eighty-five percent (85%) of the fair market value on the date of grant. The purchase price of restricted stock will not be less than eighty-five percent (85%) of the fair market value of the Company's Common Stock on the date such award is made. Stock bonuses may be awarded in consideration for past services actually rendered to the Company or for its benefit.

CONSIDERATION

  The purchase price of stock acquired pursuant to a Stock Award is paid either in cash at the time of exercise or purchase, or (if determined by the Board at the time of grant for an option) by deferred payment or other arrangement or in any other form of legal consideration that may be acceptable to the Board. Additionally, in the case of an option and in the discretion of the Board at the time of the grant of an option, by delivery to the Company of other Common Stock of the Company. In the case of any deferred payment arrangement, interest will be payable at least annually and will be charged at the minimum rate of interest necessary to avoid the treatment as interest of amounts that are not stated to be interest.

TRANSFERABILITY

  An incentive stock option will not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. A nonstatutory stock option, stock bonus, or restricted stock award generally will be transferable only as provided in the stock award agreement. An optionee may designate a beneficiary who may exercise his or her option after death.

VESTING

  The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments. The option agreement may provide that from time to time during each of such installment periods, the option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option became vested but was not fully exercised. The option agreement may also provide that an optionee may exercise an option prior to full vesting, provided that the Company may have a repurchase right with respect to any unvested shares.

  Restricted stock purchase awards and stock bonuses granted under the Incentive Plan may be granted pursuant to a repurchase option in favor of the Company in accordance with a vesting schedule determined by the Board.

ADJUSTMENTS UPON CHANGES IN STOCK

  If any change is made in the Common Stock subject to the Incentive Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the class(es) and maximum number of shares subject to the Incentive Plan, the maximum annual award applicable under the Incentive Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards will be appropriately adjusted.

  In the event of (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 35% or more of either (i) the then outstanding shares of common stock of the Company, or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board of Directors of the Company, (b) or in connection with or in anticipation of, any acquisition, merger or reorganization in which individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, or (c) the sale or other disposition of all or substantially all of the assets of the Company, then any surviving corporation shall assume any Stock Awards outstanding under the Incentive Plan or shall substitute similar awards for those outstanding under the Incentive Plan or such Stock Awards shall continue in full force and effect. In the event a surviving corporation refuses to assume such Stock Awards or substitute similar awards, then, with respect to stock awards held by persons then performing services as employees, directors or consultants, the time during which such Stock Awards may be exercised shall be accelerated prior to completion of such transaction and such Stock Awards terminated if not exercised prior to such transaction. If any surviving corporation assumes Stock Awards outstanding under the Incentive Plan or substitutes similar stock awards for those outstanding under the Incentive Plan, then if the holder of a Stock Award (or substitute stock award) is terminated for any reason other than (i) death, (ii) cause, (iii) disability which prevents the holder of such award from performing his or her duties for more than one hundred and eighty (180) days during any twelve (12) month period, or (iv) voluntary resignation, then the vesting of such award shall be accelerated in full and, if applicable, such award shall be exercisable in full for the post-termination exercise period provided in such award's agreement.

AMENDMENT OF THE INCENTIVE PLAN

  The Board at any time, and from time to time, may amend the Incentive Plan. However, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will increase the number of shares reserved for issuance under the Incentive Plan, modify the requirements as to eligibility for participation or in any other way if such modification requires stockholder approval in order for the Incentive Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3, or any Nasdaq or securities exchange requirements. The Board may in its sole discretion submit any other amendment to the Incentive Plan for stockholder approval.

TERMINATION OR SUSPENSION OF THE INCENTIVE PLAN

  The Board may suspend or terminate the Incentive Plan at any time. Unless sooner terminated, the Incentive Plan shall terminate on October 16, 2007. No Stock Awards may be granted under the Incentive Plan while the Incentive Plan is suspended or after it is terminated.

FEDERAL INCOME TAX INFORMATION

  INCENTIVE STOCK OPTIONS. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

  There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

  If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term, mid-term, or short-term depending on how long the optionee holds the stock. Capital gains are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options.

  To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

  NONSTATUTORY STOCK OPTIONS. Nonstatutory stock options granted under the Incentive Plan generally have the following federal income tax consequences:

  There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option.

Such gain or loss will be long-term, mid-term, or short-term depending on how long the optionee holds the stock. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

  POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. In 1993, the U.S. Congress amended the Code to add Section 162(m) which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards granted in the future under the Incentive Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

  Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

                                  PROPOSAL 3

           APPROVAL OF 1994 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

  In April 1994, the Board of Directors adopted the 1994 Employee Stock Purchase Plan (the "Purchase Plan") authorizing the issuance of 175,000 shares of the Company's Common Stock. The Board of Directors subsequently amended the Purchase Plan to increase the maximum period during which an offering may be effective from twelve months to twenty-seven months. The stockholders of the Company approved the amendment to the Purchase Plan in January 1996. In October 1997, the Board of Directors of the Company adopted amendments to the Purchase Plan to increase the number of shares authorized for issuance under the Purchase Plan to 350,000 shares. This amendment is intended to afford the Company greater flexibility in providing employees with stock incentives and ensures that the Company can continue to provide such incentives at levels determined appropriate by the Board.

  Stockholders are requested in this Proposal 3 to approve the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Purchase Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE IN FAVOR OF PROPOSAL 3.

  The essential features of the Purchase Plan, as amended, are outlined below:

PURPOSE

  The purpose of the Purchase Plan is to provide a means by which key employees of the Company (and any parent or subsidiary of the Company designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. Approximately 400 of the Company's approximately 450 employees are eligible to participate in the Purchase Plan.

  The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

ADMINISTRATION

  The Purchase Plan is administered by the Board of Directors, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether any parent or subsidiary of the Company shall be eligible to participate in such plan. The Board has the power, which it has not exercised, to delegate administration of such plan to a committee of not less than two Board members. The Board may abolish any such committee at any time and revest in the Board the administration of the Purchase Plan.

OFFERINGS

  The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. The initial offering commenced on November 27, 1995. The initial offering concluded on December 31, 1997, with purchases occurring on purchase dates of June 30, 1996, December 31, 1996, June 30, 1997 and December 31, 1997. Thereafter, an offering shall commence every two years commencing on January 1, 1998, with purchase dates occurring each June 30 and December 31.

ELIGIBILITY

  Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company or by any parent or subsidiary of the Company, and who, on the date an offering commences, has been employed by the Company or an affiliate for such continuous period of not more than two years preceding an offering as the Board may require (three months under the current offering), is eligible to participate in such offering under the Purchase Plan. The Board also may provide that, if any employee becomes eligible to participate in the Purchase Plan during the course of an Offering, the employee may be granted a right under that offering and enroll in the Plan on specified dates. Such employee's rights shall have the same characteristics as any rights originally granted under that offering, except that (i) the specified date on which such rights are granted shall be treated as the date of the commencement of the offering for purposes of determining the purchase price (see below) and (ii) the period of the offering for such rights shall begin on the specified date on which such rights are granted and end coincident with the end of that offering.

  Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company per calendar year in which the rights were outstanding.

PARTICIPATION IN THE PLAN

  Eligible employees become participants in the Purchase Plan by delivering to the Company as of the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees' compensation during the purchase period.

PURCHASE PRICE

  The purchase price per share at which shares are sold in an offering under the Purchase Plan is the lower of (a) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering, or (b) 85% of the fair market value of a share of Common Stock on the last day of the purchase period.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

  The purchase price of the shares is accumulated by payroll deductions over the offering period. At any time during the purchase period (excluding the last 10 days), a participant may reduce or terminate his or her payroll deductions. A participant may increase payroll deductions after the beginning of any purchase period (excluding the last 10 days). All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make any additional payments into such account.

PURCHASE OF STOCK

  By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under such plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, his right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See "Withdrawal" below.

WITHDRAWAL

  While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period (excluding the last 10 days of any purchase period).

  Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in such offering. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

  Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

  Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

  The Board may suspend, terminate or amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within twelve months of its adoption by the Board if the amendment would (a) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (b) modify the requirements relating to eligibility for participation in the Purchase Plan, or (c) modify any other provision of the Purchase Plan if such approval is required in order to comply with the requirements of Rule 16b-3 under the Exchange Act.

  Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of such plan without consent of the person to whom such rights were granted.

EFFECT OF CERTAIN CORPORATE EVENTS

  In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation may assume the rights under the Purchase Plan or substitute similar rights, or the exercise date of any ongoing offering may be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrent with, any such event, otherwise such rights will continue in full force and effect.

STOCK SUBJECT TO PURCHASE PLAN

  If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such rights again becomes available for issuance under such plan.

FEDERAL INCOME TAX INFORMATION

  Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

  A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchase shares.

  If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (b) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term or mid-term capital gain or loss. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is 28% while the maximum ordinary rate is effectively 39.6% at the present time.

  If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be long-term, mid-term or short-term depending on the length of time the stock has been held.

  There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation).

                                  PROPOSAL 4

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has selected Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending August 31, 1998 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited the Company's financial statements since August 1986. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

  Stockholder ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

  The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

                       THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE IN FAVOR OF PROPOSAL 4.

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding the ownership of the Company's Common Stock as of September 30, 1997 by: (i) each nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                     BENEFICIAL OWNERSHIP(1)
                                                     --------------------------
                                                      NUMBER OF     PERCENT OF
BENEFICIAL OWNER                                       SHARES        TOTAL(2)
----------------                                     ------------- ------------
Kopp Investment Advisors, Inc. (3).................      1,015,550       18.51%
 6600 France Avenue South
 Suite 672
 Edina, MN 55435
Michael R. Bernique(4).............................            --          --
Cornelius C. Bond, Jr.(5)..........................         46,498          *
Dean C. Campbell(6)................................         57,943        1.05%
Matthew J. Desch(7)................................            --          --
Francis J. Hughes, Jr.(8)..........................         73,740        1.34%
Sam L. Densmore(9).................................        177,529        3.14%
Darrell L. Ash(10).................................        113,978        2.06%
Christopher G. Conlin(11)..........................         70,000        1.26%
James P. Farley(12)................................         26,910          *
Thomas J. Phillips(13).............................         12,483          *
All executive officers and directors as a group (10
 persons)(14)......................................        579,081        9.92%

--------
  *Less than one percent.
 (1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.
 (2) Applicable percentages are based on 5,487,195 shares outstanding on September 30, 1997, adjusted as required by rules promulgated by the SEC.
 (3) Kopp Investment Advisors, Inc. holds voting power with respect to 20,000 shares and shares investment power for 995,550 shares with its clients.
 (4) In connection with his election as director by the Board of Directors of the Company in October 1997, Mr. Bernique received an automatic stock option grant to purchase 12,500 shares of the Company's Common Stock, none of which are exercisable within 60 days of September 30, 1997.
 (5) Includes 10,113 shares issuable upon exercise of options that are exercisable within 60 days of September 30, 1997. Also includes 2,684 shares over which Mr. Bond shares voting power.
 (6) Represents 4,000 shares held in the Raymond W. Campbell Non-Marital Trust
     B. Also includes 20,665 shares issuable upon exercise of options that are exercisable within 60 days of September 30, 1997.
 (7) In connection with his election as director by the Board of Directors of the Company in October 1997, Mr. Desch received an automatic stock option grant to purchase 12,500 shares of the Company's Common Stock, none of which are exercisable within 60 days of September 30, 1997.
 (8) Represents 5,000 shares held by American Research and Development. Also includes 15,666 shares issuable upon exercise of options that are exercisable within 60 days of September 30, 1997. Mr. Hughes disclaims beneficial ownership of the shares held by American Research and Development, except to the extent of his pecuniary interest therein.
 (9) Includes 160,000 shares issuable upon exercise of options that are exercisable within 60 days of September 30, 1997.

(10) Includes 53,332 shares issuable upon exercise of options that are exercisable within 60 days of September 30, 1997.
(11) Includes 70,000 shares issuable upon exercise of options that are exercisable within 60 days of September 30, 1997.
(12) Includes 24,166 shares issuable upon exercise of options that are exercisable within 60 days of September 30, 1997.
(13) Includes 10,291 shares issuable upon exercise of options that are exercisable within 60 days of September 30, 1997.
(14) Includes an aggregate of 348,567 shares issuable upon exercise of options held by executive officers and directors that are exercisable within 60 days of September 30, 1997.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended August 31, 1997, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that one report, covering an aggregate of two transactions, was filed late by Mr. Ash, one report was filed late by Mr. Bond and an initial report of ownership was filed late by Randall Bell.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

  Each non-employee director of the Company receives a quarterly retainer of $3,000 and a per meeting fee of $1,000 per day for each board meeting attended by a member in person. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

  Each non-employee director of the Company also receives stock option grants under the 1994 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Only non-employee directors of the Company or an affiliate of such directors (as defined in the Code) are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are intended by the Company not to qualify as incentive stock options under the Code.

  Option grants under the Directors' Plan are non-discretionary. Pursuant to the terms of the Directors' Plan, each person elected for the first time to be a non-employee director of the Company will automatically be granted an option to purchase 12,500 shares of Common Stock upon the date of his or her initial election as a non-employee director by the Board or the Stockholders of the Company. On January 2nd of each year (or the next business day should such date be a legal holiday), each member of the Company's Board of Directors who is not an employee of the Company and has served as a non-employee director for at least three months or, where specified by the non-employee director, an affiliate of such director, is automatically granted under the Directors' Plan, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 4,500 shares of Common Stock of the Company. No other options may be granted at any time under the Directors' Plan. The exercise price of options granted under the Directors' Plan is 100% of the fair market value of the Common Stock on the date of the option grant. Options are subject to vesting over a four-year period commencing one year after the date of grant, and terminate ten years from the date of grant unless terminated sooner pursuant to termination of the optionee's status as a director or otherwise pursuant to the Directors' Plan. In the event of a merger of the Company with or into another corporation or consolidation, acquisition of assets or other change-in-control transaction involving the Company, each option either becomes exercisable in full or is assumed or an equivalent option is substituted by the successor corporation. Unless terminated sooner, the Directors' Plan will terminate in 2004. The Directors' Plan will be administered by the Board of Directors of the Company. The Board has authority to amend or terminate the Directors' Plan, provided that no such action may impair the rights of any optionee without the optionee's consent.

  During the last fiscal year, each non-employee director of the Company received an automatic grant of options to purchase 4,500 shares of Common Stock under the Directors' Plan at a price per share of $9.125, the fair market value of the Stock as of January 2, 1997, the date of the grant. On October 8, 1997, the date of their election to the Board, options to purchase 12,500 shares of Common Stock were granted to each of Messrs. Bernique and Desch at a price per share of $27.0625, the fair market value of the stock on the date of grant. As of September 30, 1997, no options had been exercised under the Directors' Plan.

                       COMPENSATION OF EXECUTIVE OFFICERS

                            SUMMARY OF COMPENSATION

  The following table shows for the fiscal year ended August 31, 1997, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four most highly compensated executive officers at August 31, 1997 whose total annual salary and bonus exceeded $100,000 during the fiscal year ended August 31, 1997 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                  ANNUAL COMPENSATION             COMPENSATION AWARDS
                          -------------------------------------- ---------------------
                                                                 RESTRICTED SECURITIES
                                                    OTHER ANNUAL   STOCK    UNDERLYING  ALL OTHER
NAME AND                                            COMPENSATION   AWARDS    OPTIONS   COMPENSATION
PRINCIPAL POSITION        YEAR SALARY($)   BONUS($)    ($)(1)      ($)(2)     (#)(3)      ($)(4)
------------------        ---- ---------   -------- ------------ ---------- ---------- ------------
Sam L. Densmore           1997  179,232    126,754        --          --      30,000      1,215
 President and Chief      1996  135,000     39,984        --       67,500     30,000        342
 Executive Officer        1995  131,986     27,763        --          --         --         160
Darrell L. Ash            1997  115,864     15,000        --          --         --         369
 Senior Vice President,   1996  115,000     16,720        --       13,500     10,000        342
 Technology               1995  112,235     12,750        --          --         --         148
Christopher G. Conlin     1997  148,979     94,210        --          --      10,000        204
 Vice President, Sales    1996   63,447(5)  55,000     44,991(6)      --      60,000        143
 and Marketing
James P. Farley           1997   94,502     21,480        --          --         --         153
 Vice President,
 Controller and Secretary
Thomas J. Phillips, Jr.   1997   86,013     24,551        --          --       5,000        174
 Vice President,
 Manufacturing

--------
(1) In accordance with Securities and Exchange Commission ("Commission") rules, Other Annual Compensation in the form of perquisites and other personal benefits has been omitted where the aggregate amount of such perquisites and other personal benefits constitute less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for the fiscal year.
(2) Represents Restricted Stock Awards granted in December 1995 to Messrs. Densmore and Ash for 10,000 and 2,000 shares of Common Stock of the Company, respectively. As of August 31, 1997, the fair market value of the Company's Common Stock was $19.875 per share and the value of the Restricted Stock Awards was $198,750 and $39,750, respectively. The Restricted Stock Awards vest at a rate of 25% annually, and therefore will be fully vested in December 1999.
(3) The Company has not granted stock appreciation rights.
(4) Represents premiums paid by the Company on a term life insurance policy. The Company is not the beneficiary of the policy.
(5) Represents pro-rated salary paid from Mr. Conlin's appointment as Vice President, Sales and Marketing in March 1996, based on an annual salary of $145,000.
(6) Represents reimbursements of relocation expenses.

                       STOCK OPTION GRANTS AND EXERCISES

  The Company has two stock option plans for the benefit of officers and other employees: its Amended and Restated 1982 Stock Option Plan, as previously described in detail in Proposal 2, and its 1986 Supplemental Stock Option Plan (the "1986 Plan").

  The 1986 Plan was adopted by the Board of Directors in July 1986 and has been amended seven times, most recently in January 1994. Pursuant to the 1986 Plan, the Company may grant nonstatutory stock options to key employees, directors of or consultants or advisors to the Company. A total of 712,500 shares of Common Stock have been reserved for issuance under the 1986 Plan.

  The 1986 Plan is administered by the Compensation Committee. No vesting is required under the 1986 Plan, although it may be imposed by the committee. The maximum term of a stock option under the 1986 Plan is 10 years, but if the optionee at the time of grant has voting power over more than 10% of the Company's outstanding capital stock, the maximum term of an incentive stock option in five years. The exercise price of nonstatutory stock options granted under the 1986 Plan is determined by the Compensation Committee. Options granted under the 1986 Plan are generally non-transferable. The exercise price may be paid in cash or any other form of consideration that may be acceptable to the Board of Directors.

  Options generally terminate three months after termination of the optionee's employment or relationship as a consultant or director unless such termination is caused by the permanent disability or death of the optionee. The 1986 Plan may be amended at any time by Board of Directors, although certain amendments would require stockholder approval. The 1986 Plan will terminate in November 2002, unless earlier terminated by the Board of Directors.

  The following tables show for the fiscal year ended August 31, 1997, certain information regarding options held at year-end by the Named Executive Officers. Options to purchase 55,000 shares of the Company's Common Stock were granted to the Named Executive Officers during the last fiscal year. Options to purchase 2,500 shares of the Company were exercised by the Named Executive Officers during the last fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                     POTENTIAL REALIZABLE
                                                                       VALUE AT ASSUMED
                                     % OF TOTAL                          ANNUAL RATES
                          NUMBER OF   OPTIONS                           OF STOCK PRICE
                         SECURITIES  GRANTED TO EXERCISE               APPRECIATION FOR
                         UNDERLYING  EMPLOYEES   OR BASE                OPTION TERM(3)
                           OPTIONS   IN FISCAL    PRICE   EXPIRATION ---------------------
NAME                     GRANTED (#)  YEAR(1)   ($/SH)(2)    DATE      5% ($)    10% ($)
----                     ----------- ---------- --------- ---------- ---------- ----------
Sam L. Densmore.........   30,000      13.10     $ 7.875   10/22/06     148,838    375,638
Darrell L. Ash..........      --         --          --         --          --         --
Christopher G. Conlin...   10,000       4.37     $ 7.875   10/22/06      49,613    125,213
James P. Farley.........      --         --          --         --          --         --
Thomas J. Phillips......    5,000       2.18     $10.125   02/25/07      31,893     80,494

--------
(1) Based on aggregate of 229,000 options granted to employees of, consultants to and directors of the Company during fiscal year ended August 31, 1997, including the Named Executive Officers.
(2) The exercise price per share of each option is equal to the fair market value of the Common Stock on the date of grant.
(3) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term, which will benefit the stockholder.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                        NUMBER OF
                                                       SECURITIES       VALUE OF
                                                       UNDERLYING     UNEXERCISED
                                                       UNEXERCISED    IN-THE-MONEY
                                                       OPTIONS AT      OPTIONS AT
                                                      08/31/97 (#)    08/31/97 ($)
                         SHARES ACQUIRED    VALUE     EXERCISABLE/    EXERCISABLE/
NAME                     ON EXERCISE (#) REALIZED ($) UNEXERCISABLE UNEXERCISABLE(1)
----                     --------------- ------------ ------------- ----------------
Sam L. Densmore.........       --              --       160,000/0     2,598,750/0
Darrell L. Ash..........     33,333        317,497       53,332/0       906,477/0
Christopher G. Conlin...       --              --        70,000/0       905,000/0
James P. Farley.........      2,500         51,000       34,166/0       596,550/0
Thomas J. Phillips......       --              --        24,500/0        48,750/0

--------
(1) Based on the fair market value of the Common Stock as of August 31, 1997 of $19.875 per share, minus the exercise price, multiplied by the number of shares underlying the option.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

GENERAL

  Compensation of senior executives of the Company is determined by the Compensation Committee of the Board of Directors (the "Committee"). The Committee, comprised entirely of outside directors, meets to fix annual salaries in advance and bonuses for the current year, to review annual goals and to reward outstanding annual performance of executive officers and to grant stock options pursuant to the Incentive Plan (formerly the 1982 Plan prior to amendment and restatement as described in Proposal 2 herein) and the 1986 Plan.

COMPENSATION PHILOSOPHY

  The primary goal of the Company is to align compensation with the Company's business objectives and performance. The Company's aim is to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to motivate those individuals to enhance long-term stockholder value. To establish this relationship between executive compensation and the creation of stockholder value, the Board of Directors has adopted a total compensation package comprised of base salary, bonus and stock option awards. Key elements of this compensation package are:

  . The Company pays competitively with leading companies with which the Company competes for talent.

  . The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

  . The Company provides significant equity-based incentives for executives and other key employees to ensure that individuals are motivated over the long term to respond to the Company's business challenges and opportunities as owners and not just as employees.

BASE SALARY

  Each executive officer's base salary is reviewed on an annual basis. Among those factors taken into consideration are (1) individual and corporate performance, (2) level of responsibility, (3) prior experience, (4) breadth of knowledge of the industry, and (5) competitive pay practices.

BONUS

  The Company believes that executive performance may be maximized via a system of annual incentive awards. The actual incentive award earned depends on the extent to which the Company and individual performance objectives are achieved. Early in the fiscal year, the Compensation Committee will review and approve the annual performance objectives for the Company and the individual officers. The Company's objectives consist of operating, strategic and financial goals that are considered to be critical to the Company's overall goal: building stockholder value. For the fiscal year ended August 31, 1997, the Board of Directors determined that the primary goal in building stockholder value would be the increase in net income via both an expansion of revenues and the control of costs. During the most recent fiscal year, sales increased by 34% over the results of the prior fiscal year and net income increased by 102% during the same period. This represented achievement of the targeted revenue bonus goal and of the targeted bonus goal for net income. The cash and stock option bonuses were determined in accordance with those results.

LONG-TERM INCENTIVES

  The Company's primary long-term incentive program presently consists of the Plans and the Purchase Plan. The Plans utilize vesting periods (generally four years) to encourage key employees to continue in the employ of the Company. Through option grants and other stock awards, executives receive significant equity incentives to build long-term stockholder value. The exercise price of options granted under the Plans generally is 100% of the fair market value of the underlying stock on the date of grant. Employees receive value from these grants only if the Company's Common Stock appreciates in the long term.

  The Company established the Purchase Plan both to encourage employees to continue in the employ of the Company and to motivate employees through ownership interest in the Company. Under the Purchase Plan, employees, including officers, may have up to 15% of their earnings withheld for purchases of Common Stock on certain dates specified by the Board. The price of Common Stock purchased will be equal to 85% of the lower of the fair market value of the Common Stock on the purchase date of the commencement date or closing date of the relevant offering period. In Fiscal 1997, the Committee granted stock options to purchase 55,000 shares of the Company's Common Stock to the Company's Named Executive Officers.

CHIEF EXECUTIVE OFFICER COMPENSATION

  Mr. Densmore's base salary, bonus and grants of stock options were determined in accordance with the criteria described in the "Base Salary," "Bonus," and "Long Term Incentives" sections of this report. Mr. Densmore's Base Salary of $185,000 and cash bonus of $126,754 reflect the Board and the Committee's assessment of (1) his very favorable performance, (2) his skills in relation to other CEO's in the Company's industry, (3) the Board's confidence in Mr. Densmore's ability to lead the Company's continued development, and (4) his broad involvement in the operations of the Company. In October 1997, the Board set Mr. Densmore's base salary for the fiscal year ending August 31, 1998 at $185,000.

CERTAIN TAX CONSIDERATIONS

  Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

  The Board of Directors believes that at the present time it is unlikely that the compensation paid to any executive officer in a taxable year will exceed $1 million. Therefore, the Board of Directors has not established a policy for determining which forms of incentive compensation awarded to executive officers shall be designed to qualify as "performance-based compensation."

  From the disinterested members of the Board of Directors and Compensation
Committee:

      Cornelius C. Bond, Jr.
      Dean C. Campbell
      Francis J. Hughes, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Sam L. Densmore, the Company's President and Chief Executive Officer, participated in the deliberations of the Board of Directors concerning executive officer compensation, except where the decision directly involved his compensation package.

PERFORMANCE MEASUREMENT COMPARISON(/1/)

  The following graph shows the total stockholder return of an investment of $100 in cash on August 31, 1997 for (i) the Company's Common Stock, (ii) the NASDAQ Stock Market (U.S.) and (iii) the NASDAQ Electronic Components Index. All values assume reinvestment of the full amount of all dividends and are calculated as of August 31 of each year:


                COMPARISON OF 37-MONTH CUMULATIVE TOTAL RETURN*
       AMONG RF MONOLITHICS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE NASDAQ ELECTRONIC COMPONENTS INDEX

                        PERFORMANCE GRAPH APPEARS HERE

                             RF             NASDAQ       NASDAQ
Measurement Period           MONOLITHICS    STOCK        ELECTRONIC
(Fiscal Year Covered)        INC.           MARKET       COMPONENTS
-------------------          ----------     ---------     ----------
Measurement Pt-07/28/94      $100           $100         $100
FYE  08/94                   $113           $108         $114
FYE  08/95                   $124           $145         $227
FYE  08/96                   $100           $164         $231
FYE  08/97                   $294           $229         $469

* $100 INVESTED ON 7/28/94 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS, FISCAL YEAR ENDING AUGUST 31.
1 This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.


--------

                             CERTAIN TRANSACTIONS

INDEMNIFICATION

  The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party be reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's By-laws.

OTHER MATTERS

  The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors
                                          LOGO
                                          /s/ James P. Farley
                                          James P. Farley
                                          Secretary

December 12, 1997

  A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED AUGUST 31, 1997 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, RF MONOLITHICS, INC., 4347 SIGMA ROAD, DALLAS, TEXAS 75244.

                                  APPENDIX A

                             R.F. MONOLITHICS INC.

                          1997 EQUITY INCENTIVE PLAN

                            ADOPTED OCTOBER 8, 1997
              APPROVED BY STOCKHOLDERS  __________________, 1998


1.   PURPOSES.

     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, and (iv) rights to purchase restricted stock, all as defined below.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   DEFINITIONS.

     (a) "AFFILIATE" means any parent corporation or subsidiary corporation,
          ---------
whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b) "BOARD" means the Board of Directors of the Company.
          -----

     (c) "CAUSE" shall mean (i) the willful breach of habitual neglect of
          -----
assigned duties related to the Company, including compliance with Company policies; (ii) conviction (including any plea of nolo contendere) of Executive of any felony or crime involving dishonesty; (iii) any act of personal dishonesty knowingly taken by Executive in connection with his responsibilities as an employee and intended to result in personal enrichment of Executive or any other person;

                                      A-1.

(iv) bad faith conduct that is materially detrimental to the Company; (v) inability of Executive to perform Employee's duties due to alcohol or illegal drug use; (vi) the Executive's failure to comply with any legal written directive of the Board of Directors of the Company; or (vii) any act or omission of the Executive which is of substantial detriment to the Company because of the Executive's intentional failure to comply with any statute, rule or regulation, except any act or omission believed by Executive in good faith to have been in or not opposed to the best interest of the Company (without intent of Executive to gain, directly or indirectly, a profit to which Executive was not legally entitled) and except that Cause shall not mean bad judgment or negligence other than habitual neglect of duty.

     (d) "CHANGE OF CONTROL" shall mean:
          -----------------

               i. Any acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 35% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board of Directors of the Company (the "Outstanding Voting Securities"); or

               ii. in connection with or in anticipation of, any acquisition, merger or reorganization in which individuals who, as of the date hereof, constitute the Board (the "incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A of the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               iii. the sale or other disposition of all or substantially all of the assets of the Company; but

               iv. "Change of Control" shall not mean (i) any acquisition, merger, or reorganization by the Company in which the beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 65% or more of the stockholders of the Company immediately prior to such acquisition, merger, or reorganization of either (A) the Outstanding Common Stock or (B) the Outstanding Voting Securities remains unchanged after such acquisition, merger or reorganization or
          (ii) any acquisition, merger, or reorganization by any

                                      A-2.

          employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company.

     (e) "CODE" means the Internal Revenue Code of 1986, as amended.
          ----

     (f) "COMMITTEE" means a Committee appointed by the Board in accordance with
          ---------
subsection 3(c) of the Plan.

     (g) "COMPANY" means R.F. Monolithics, Inc., a Delaware corporation.
          -------

     (h) "CONSULTANT" means any person, including an advisor, engaged by the
          ----------
Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (i) "CONTINUOUS SERVICE AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that
          ---------------------------------------------------------
the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Service as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

     (j) "COVERED EMPLOYEE" means the chief executive officer and the four (4)
          ----------------
other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (k) "DIRECTOR" means a member of the Board.
          --------

     (l) "EMPLOYEE" means any person, including Officers and Directors, employed
          --------
by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.
          ------------

     (n) "FAIR MARKET VALUE" means, as of any date, the value of the common
          -----------------
stock of the Company determined as follows:

          (1) If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company's common stock) on the last market trading day prior

                                      A-3.

to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (2) In the absence of such markets for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an
          ----------------------
incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (p) "LISTING DATE" means the first date upon which any security of the
          ------------
Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

     (q) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a
          ---------------------
current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (r) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as
          -------------------------
an Incentive Stock Option.

     (s) "OFFICER" means a person who is an officer of the Company within the
          -------
meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (t) "OPTION" means a stock option granted pursuant to the Plan.
          ------

     (u) "OPTION AGREEMENT" means a written agreement between the Company and an
          ----------------
Optionee evidencing the terms and conditions of an individual Option grant.
Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (v) "OPTIONEE" means a person to whom an Option is granted pursuant to the
          --------
Plan or, if applicable, such other person who holds an outstanding Option.

     (w) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current
          ----------------
employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations

                                      A-4.

promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (x) "PLAN" means this  1997 Long-Term Equity Incentive Plan.
          ----

     (y) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to
          ----------
Rule 16b-3, as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

     (z) "SECURITIES ACT" means the Securities Act of 1933, as amended.
          --------------

     (aa) "STOCK AWARD" means any right granted under the Plan, including any
           -----------
Option, any stock bonus, and any right to purchase restricted stock.

     (ab) "STOCK AWARD AGREEMENT" means a written agreement between the Company
           ---------------------
and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (ac) "VOLUNTARY RESIGNATION" shall mean any termination of Executive's
           ---------------------
employment with the Company upon such Executive's own initiative, including Executive's retirement, provided, however, that if such Executive's salary, title, duties, or benefits are materially reduced subsequent to or in anticipation of a Change of Control, such resignation by the Executive shall not be deemed a "Voluntary Resignation."

3.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award and the number of shares with respect to which a Stock Award shall be granted to each such person.

                                      A-5.

          (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3) To amend the Plan or a Stock Award as provided in Section 13.

          (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c) The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who
(1) are not then subject to Section 16 of the Exchange Act and/or (2) are either
(i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate nine hundred seventy-five thousand (975,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

                                      A-6.

5.   ELIGIBILITY.

     (a) Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

     (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than two hundred fifty thousand (250,000) shares of the Company's common stock in any calendar year.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be determined on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the

                                      A-7.

Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

     In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall only be transferable by the Optionee upon such terms and conditions as are set forth in the Option Agreement for such Nonstatutory Stock Option, as the Board or the Committee shall determine in its discretion. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Service as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee's Continuous Service as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or

                                      A-8.

Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Service as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Service as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

     (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Service as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Service as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the

                                      A-9.

Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

     (j) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

     Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load
                        --------  -------
Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 11(e) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the limits on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.   TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such Stock Award Agreement. Notwithstanding the foregoing, the Board or the Committee may

                                     A-10.

determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (b) TRANSFERABILITY. Rights under a stock bonus or restricted stock purchase agreement shall be transferable by the grantee only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Board or the Committee shall determine in its discretion, so long as stock awarded under such Stock Award Agreement remains subject to the terms of the agreement.

     (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

     (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Service as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.   CANCELLATION AND RE-GRANT OF OPTIONS.

     (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than the ratio between the original exercise price and Fair Market Value on the original date of grant (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of a 10% stockholder (as described in subsection 5(b)) receiving a new grant of an Incentive Stock Option, not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

                                     A-11.

     (b) Shares subject to an Option canceled under this Section 8 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option under this Section 8, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 8(b) shall be applicable only to the extent required by Section 162(m) of the Code.

9.   COVENANTS OF THE COMPANY.

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

10.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

11.  MISCELLANEOUS.

     The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (a) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (b) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as

                                     A-12.

a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company's Board of Directors and/or the Company's stockholders to remove any Director as provided in the Company's Bylaws and the provisions of the Delaware General Corporation Law, or the right to terminate the relationship of any Consultant subject to the terms of such Consultant's agreement with the Company or Affiliate.

     (c) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (d) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (e) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or
(3) delivering to the Company owned and unencumbered shares of the common stock of the Company.


12.  ADJUSTMENTS UPON CHANGES IN STOCK.

                                     A-13.

     (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

     (b) In the event of a Change of Control, then: (i) any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 12(b)) for those outstanding under the Plan, or
(ii) in the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated prior to such event and the Stock Awards terminated if not exercised (if applicable) after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised (if applicable) prior to such event. If any acquiring or surviving corporation assumes Stock Awards outstanding under the Plan or substitutes similar stock awards for those outstanding under the Plan, then if the Continuous Service as an Employee, Director or Consultant of the holder of a Stock Award (or substitute stock award) is terminated for any reason other than (i) death, (ii) Cause, (iii) illness, accident, or other physical or mental incapacity which prevents the holder of such award from performing his or her duties for more than one hundred and eighty (180) days during any twelve (12) month period, or
(iv) Voluntary Resignation, then the vesting of such award shall be accelerated in full and, if applicable, such award shall be exercisable in full for the post-termination exercise period provided in such award's agreement.

13.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) Increase the number of shares reserved for Stock Awards under the Plan;

                                     A-14.

          (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

          (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with exchange listing requirements.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

14.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day prior to the tenth anniversary of the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

15.  EFFECTIVE DATE OF PLAN.

                                     A-15.

     The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

                                     A-16.

                                  APPENDIX B

                             RF MONOLITHICS, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

                   AS AMENDED AND RESTATED NOVEMBER 27, 1995
                   APPROVED BY STOCKHOLDERS JANUARY 31, 1996
                            AMENDED OCTOBER 8, 1997
                   APPROVED BY STOCKHOLDERS __________, 1998



1.  PURPOSE.

     (a) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of RF Monolithics, Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

     (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

        (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

                                      B-1.

        (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

        (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

        (iv)  To amend the Plan as provided in paragraph 13.

        (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

     (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate three hundred fifty thousand (350,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.  GRANT OF RIGHTS; OFFERING.

     (a) The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

                                      B-2.

     (b) If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.

5.  ELIGIBILITY.

     (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

     (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

        (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

        (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

        (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

     (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the

                                      B-3.

Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

     (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

     (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.  RIGHTS; PURCHASE PRICE.

     (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen (15%) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock effected in accordance with such Offering.

     (b) In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

     (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

                                      B-4.

        (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

        (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.   PARTICIPATION; WITHDRAWAL; TERMINATION.

     (a) An eligible employee may become a participant in an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. "Earnings" is defined as the total compensation paid to an employee, including all salary, wages (including amounts elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company), overtime pay, commissions, bonuses, and other remuneration paid directly to the employee, but excluding profit sharing, the cost of employee benefits paid for by the Company, education or tuition reimbursements, imputed income arising under any Company group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company under any employee benefit plan, and similar items of compensation. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero), increase or begin such payroll deductions after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

     (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

     (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated

                                      B-5.

employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

     (d) Rights granted under the Plan shall not be transferable, and, except as provided in paragraph 14, shall be exercisable only by the person to whom such rights are granted.

8.  EXERCISE.

     (a) On each Purchase Date provided in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

     (b) No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If on a Purchase Date of any Offering hereunder the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.  COVENANTS OF THE COMPANY.

     (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

                                      B-6.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.  RIGHTS AS A STOCKHOLDER.

     A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.   ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights.

     (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

                                      B-7.

13.  AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) Increase the number of shares reserved for rights under the Plan;

          (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under
     Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

          (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

     (b) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

14.  DESIGNATION OF BENEFICIARY.

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of

                                      B-8.

the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

16.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company.

                                      B-9.

                             RF MONOLITHICS, INC.

                   Proxy Solicited by the Board of Directors
                    For the Annual Meeting of Stockholders

                        To be Held on January 14, 1998

   The undersigned hereby appoints SAM L. DENSMORE and JAMES P. FARLEY, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of RF Monolithics, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of RF Monolithics, Inc. to be held at The Westin Galleria Dallas, 13340 Dallas Parkway, Dallas, Texas 75240 on Wednesday, January 14, 1998, at 9:00 a.m., local time, and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

   UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

                  Continued and to be Signed on Reverse Side

---------------------------------DETACH HERE------------------------------------

[X]  Please mark
     votes as in
     this example

1. To elect six directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected.

    Nominees:  Sam L. Densmore, Michael R. Bernique, Cornelius C. Bond, Jr.,
                Dean C. Campbell, Matthew J. Desch and Francis J. Hughes, Jr.

                            [_]  FOR            [_]  WITHHELD
                                 ALL                 FROM ALL
                                 NOMINEES            NOMINEES

[_]                                                         MARK HERE [_]
   --------------------------------------                 FOR ADDRESS
   For all nominees except as noted above                  CHANGE AND
                                                           NOTE BELOW

Signature:                                                Date:
          -----------------------------------------------      ----------------


                                                      FOR    AGAINST    ABSTAIN
2.  To approve the amendment and restatement of       [_]      [_]        [_]
    the Company's Amended and Restated 1982
    Stock Option Plan as the 1997 Equity Incentive
    Plan and to increase the aggregate number of shares of common stock authorized for issuance under such plan by 325,000 shares.

                                                      FOR    AGAINST    ABSTAIN
3.  To approve the Company's 1994 Employee            [_]      [_]        [_]
    Stock Purchase Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under such plan by 175,000 shares.

                                                      FOR    AGAINST    ABSTAIN
4.  To ratify selection of Deloitte & Touche LLP      [_]      [_]        [_]
    as independent auditors of the Company for its fiscal year ending August 31, 1998.


MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE AND A VOTE FOR PROPOSALS 2, 3 AND 4.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Please sign exactly as your name appears hereon. If the stock is registered in the name of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Signature:                                                Date:
          -----------------------------------------------      ----------------